APPENDIX B
                                     TO THE
                              CUSTODIAN AGREEMENT
                                 BY AND BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                             MUFG UNION BANK, N.A.

                                DECEMBER 6, 2017

                                 NAMES OF FUNDS
                                 --------------

                       Acadian Emerging Markets Portfolio

                           AT Disciplined Equity Fund
                             AT Mid Cap Equity Fund
                          AT Income Opportunities Fund
                             AT All Cap Growth Fund
                             AT Equity Income Fund

                        AlphaOne Small Cap Opportunities

                            Cambiar Opportunity Fund
                       Cambiar International Equity Fund
                             Cambiar Small Cap Fund
                        Cambiar Global Ultra Focus Fund
                               Cambiar SMID Fund
                           Cambiar Global Equity Fund
                      Cambiar International Small Cap Fund

                        Hamlin High Dividend Equity Fund

                          ICM Small Company Portfolio

          Loomis Sayles Full Discretion Institutional Securitized Fund

                      McKee International Equity Portfolio

                      Rice Hall James Micro Cap Portfolio
                      Rice Hall James Small Cap Portfolio
                       Rice Hall James SMID Cap Portfolio

                            NAMES OF FUNDS CONTINUED
					   ------------------------

                              Sarofim Equity Fund

                    Thomson Horstmann & Bryant Microcap Fund

                             TS&W Equity Portfolio


By: The Advisors' Inner Circle Fund                By: MUFG Union Bank, N.A.,
"Principal"                                        "Custodian


/s/ Dianne Descoteaux                              /s/ Brian Swanson
---------------------                              --------------------
Authorized Signature                               Authorized Signature


Dianne Descoteaux, VP & Secretary                  Brian Swanson, Vice President
---------------------------------                  -----------------------------
Name & Title                                       Name & Title


12/6/17                                            12/6/2017
-------                                            ---------
Date                                               Date